Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


This certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and accompanies the annual report on Form 10-KSB (the "Form 10-KSB") for the fiscal year ended December 31, 2005 of Chase Packaging Corporation (the "Company"). I, Allen McInnes, President and Principal Executive Officer of the Company, certify that, to the best of my knowledge:

(1) The Form 10-KSB fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         /s/ Allen Mcinnes
                                         -------------------
                                         Allen McInnes
                                         President & Principal Executive Officer
March 27, 2006